EX-10.72.01

AGREEMENT FOR SALE OF REAL ESTATE

BETWEEN

VENTAS REALTY, LIMITED PARTNERSHIP

AND

EMERITUS CORPORATION

RELATING

TO THE

PROPERTY COMMONLY

KNOWN AS

ATHERTON COURT ALZHEIMER’S RESIDENCE

AGREEMENT FOR SALE OF REAL ESTATE

This AGREEMENT FOR SALE OF REAL ESTATE (“Agreement”) is made as of July 25, 2008 by and between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Seller”), and EMERITUS CORPORATION, a Washington corporation (“Purchaser”).

1. Purchase and Sale.  Seller agrees to sell, and Purchaser agrees to purchase from Seller, the Property, as hereinafter defined, for the Purchase Price, as hereinafter defined, and subject to the terms and conditions set forth in this Agreement.

2. Purchase Price.  The purchase price (the “Purchase Price”) for the Property shall be Six Million Four Hundred Thirty Two Thousand Dollars ($6,432,000.00).

3. Property.  “Property” means (a) the land described on Exhibit A (the “Land”); (b) all of Seller’s right, title and interest, if any, in all easements and other related rights appurtenant to the Land (collectively, the “Appurtenances”); and (c) all of Seller’s right, title and interest, if any, in all of the buildings, structures, fixtures and other improvements located on the Land (collectively, the “Improvements”).  The parties acknowledge that the Improvements are commonly known as Atherton Court Alzheimer’s Residence, 38035 Martha Avenue, Fremont, California 94536.

4. Certain Representations and Warranties by Seller.  Seller hereby represents and warrants to Purchaser that, as of the date hereof, (a) Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware and Seller has all requisite power and authority to execute and deliver, and to perform all of its obligations under, this Agreement and nothing prohibits or restricts the right or ability of Seller to close the transactions contemplated hereunder and carry out the terms hereof, (b) this Agreement has been duly authorized, executed and delivered by Seller and is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, (c) the execution and delivery of this Agreement by Seller does not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller or, to the best of Seller’s knowledge, the Property is subject, (d) all the documents to be delivered by Seller at Closing (as hereinafter defined) will, at Closing, be duly authorized, executed and delivered by Seller (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Seller (and/or, if applicable, its affiliates), and be enforceable against Seller (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Seller (and/or, if applicable, its affiliates) is a party or, to the best of Seller’s knowledge, to which the Property is subject, (e) except with respect to the Master Lease (as hereinafter defined), Seller has not entered into any agreement to sell, lease, or otherwise transfer all or any portion of the Property, (f) to the best of Seller’s knowledge, Seller is not required to obtain the consent to the Transactions (as defined below) hereby contemplated from any person or entity that is a party to a document of record affecting the Property, (g) no lienable repair, alteration, improvement, work, brokerage or service of any kind has been performed or materials supplied for or to the Property at Seller’s direction, except for such lienable repairs, alterations, improvements, work, brokerage or services as have been paid for by Seller or for which, by the terms of that certain Third Amended and Restated Master Lease Agreement (as hereafter amended, the “Master Lease”) bearing even date herewith by and among Seller, Purchaser and certain other entities or by the terms of the Brighton Lease (which term shall have the same meaning herein as in the Master Lease), Purchaser is obligated to reimburse Seller, (h) there exists no mortgage or other lien on the Property created or expressly assumed by Seller, or if such mortgage or other lien exists, other than in relation to the Brighton Indebtedness, Seller shall cause same to be released of record on or before Closing at Seller’s sole cost and expense, and (i) there exists no judgment against Seller that is a lien against the Property (other than any such judgment as to which, by the terms of the Master Lease or the Brighton Lease, Seller is entitled to be indemnified by Purchaser). All representations and warranties made by Seller in this Section 4 shall be true and correct in all material respects on the date made and their continued validity as to any material fact as of the Closing Date shall be a condition precedent to Purchaser's obligation to close the transactions contemplated by this Agreement and the Termination Agreement (as hereinafter defined) (collectively, the “Transactions”). At the Closing, Seller shall execute and deliver to Purchaser a “Bring-Down Certification” certifying that its representations and warranties contained in this Section 4 remain true and correct in all material respects as of the Closing Date, except insofar as any such representation or warranty is no longer true or correct due to the acts or omissions of Purchaser or to the obtaining, after the date hereof, of knowledge not known to Seller as of the date hereof.

5. Certain Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants to Seller as follows:

(a) As of the date hereof, (i) Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Washington and Purchaser has all requisite power and authority to execute and deliver, and to perform all of its obligations under, this Agreement and nothing prohibits or restricts the right or ability of Purchaser to close the transactions contemplated hereunder and carry out the terms hereof, (ii) this Agreement has been duly authorized, executed and delivered by Purchaser and is the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, (iii) the execution and delivery of this Agreement by Purchaser does not violate any provision of any agreement or judicial order to which Purchaser is a party or to which Purchaser or, to the best of Purchaser’s knowledge, the Property is subject, and (iv) all the documents to be delivered by Purchaser at Closing will, at Closing, be duly authorized, executed and delivered by Purchaser (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Purchaser (and/or, if applicable, its affiliates), and be enforceable against Purchaser (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Purchaser (and/or, if applicable, its affiliates) is a party or, to the best of Purchaser’s knowledge, to which the Property is subject.

(b) Except for those approvals that Purchaser has obtained, Purchaser is not required to obtain the consent to the Transactions hereby contemplated from any person or entity.  Purchaser has obtained the approval of its lenders to the Transactions.

All representations and warranties made by Purchaser in this Section 5 shall be true and correct in all material respects on the date made and their continued validity as to any material fact as of the Closing Date shall be a condition precedent to Seller's obligation to close the Transactions hereby contemplated, and at the Closing Purchaser shall execute and deliver to Seller a “Bring-Down Certification” certifying that its representations and warranties contained in this Section 5 remain true and correct in all material respects as of the Closing Date, except insofar as any such representation or warranty is no longer true or correct due to the acts or omissions of Seller or to the obtaining, after the date hereof, of knowledge not known to Purchaser as of the date hereof.

6. Closing.

(a) Sale Notice.  At any time after the date hereof and 20 days prior to the hereinafter described Outside Date, Purchaser may notify (the “Sale Notice”) Seller that it desires that the closing (“Closing”) of the sale of the Property hereunder occur and shall specify the closing date (“Closing Date”) for such sale, which Closing Date shall be a business day no earlier than 10 business days after delivery of the Sale Notice and no later than January 29, 2009 (as the same may be extended, the “Outside Date”), unless the parties mutually agree in writing, in the sole and absolute discretion of each, to extend the Outside Date. If a Sale Notice has not been received by Seller on or prior to the date 20 days prior to the Outside Date, a Sale Notice shall be deemed to have been sent by Purchaser and received by Seller specifying a closing date of the Outside Date.

(b) Closing. The Closing of the sale of the Property shall take place commencing at 10:00 a.m. (Chicago time) at the office of First American Title Insurance Company, 30 North LaSalle Street, Chicago, Illinois (the “Title Company”), or at another place mutually agreed upon by the parties, on the Closing Date.  If the Closing does not occur by the Outside Date, Seller or Purchaser may, at its option, provided and on the condition that the failure of the Closing to occur by the Outside Date is not due to a default by it in the performance of its obligations under this Agreement, elect to terminate this Agreement by delivery of written notice of termination to the other party, upon which delivery this Agreement shall immediately terminate, and neither Purchaser nor Seller shall have any further obligations or liabilities hereunder except for those obligations and liabilities that expressly survive termination.  Notwithstanding the foregoing, the parties need not attend the Closing in person and shall have the right to close the transaction contemplated by this Agreement pursuant to written closing escrow instructions, so long as such instructions are consistent with the terms hereof.

(c) Seller Closing Documents.  At the Closing, Seller shall execute and deliver to Purchaser the following documents:

(i) A deed in favor of Purchaser or any affiliate of Purchaser that is designated by Purchaser as the desired grantee at least ten (10) days in advance of the Closing Date (Purchaser or such designated affiliate is herein referred to as the “Transferee”; in the absence of any timely designation of an affiliate of Purchaser as the desired grantee as aforesaid, Purchaser shall be the “Transferee”), in the form attached hereto as Exhibit B (the “Deed”), executed by Seller;

(ii) A certification of non-foreign status of Seller;

(iii) A Partial Lease Termination Agreement in the form of Exhibit C (the “Termination Agreement”), executed in counterpart by Seller;

(iv) A Termination of Memorandum of Lease in the form of Exhibit D (the “MOL Termination”), executed in counterpart by Seller;

(v) A Bill of Sale and Assignment in the form of Exhibit E, in favor of the Transferee and, if and to the extent Seller owns and possesses any of the “Personal Property” referenced therein, Seller shall deliver the same to the Transferee or to the Property, at Seller’s option;

(vi) An affidavit and secretary’s certificate, each in the form attached hereto as Exhibit F;

(vii) The Bring-Down Certificate of Seller referenced in Section 4 hereof; and

(viii) A closing statement, dated as of the Closing Date and duly executed by Seller, setting forth, among other things, all payments to and from Seller and Purchaser in connection with the purchase and sale of the Property (the “Closing Statement”).

(d) Purchaser Closing Documents.  At the Closing, Purchaser shall execute and deliver, or cause to be executed and delivered, to Seller the following documents:

(i) The Termination Agreement, executed in counterpart by Purchaser;

(ii) The MOL Termination, executed in counterpart by Purchaser;

(iii) The Bring-Down Certificate of Purchaser referenced in Section 5 hereof; and

(iv) A duly executed Closing Statement.

(e) Changes to Master Lease at Closing. At Closing, (i) the Master Lease shall be deemed to have been amended in accordance with Section 17.9 of the Master Lease, and (ii) Fixed Rent (as defined in the Master Lease) shall be determined in accordance with Section 17.9 of the Master Lease, taking into account the applicable increases in Fixed Rent occurring between the date of this Agreement and the Closing Date.  Following the Closing, at the request of either party hereto, the parties hereto shall execute and deliver to one another an Amendment to the Master Lease (the “Master Lease Amendment”) to reflect the changes to the Master Lease described in this Section 6(e), and, if applicable, Purchaser shall cause its lenders who have a leasehold mortgage interest in the Master Lease or who otherwise have a consent right, to execute and deliver to Seller and Purchaser a consent to such Master Lease Amendment.

(f) Amounts to be Paid at Closing.  At the Closing, Purchaser shall pay to, or as directed by, Seller, by federally insured wire transfer, the total amount of the Purchase Price.

(g) Further Assurances.  Seller and Purchaser shall, from time to time after Closing, upon request, execute such additional documents as are reasonably necessary to convey, assign and transfer the Property pursuant to this Agreement and otherwise complete the Transactions contemplated by this Agreement, provided that such documents are consistent with the terms of this Agreement, and do not increase Seller’s or Purchaser’s obligations hereunder or subject Seller or Purchaser to additional liability not otherwise contemplated by this Agreement.  Additionally, if this Agreement is terminated, either party may request from time to time thereafter confirmation of such termination from the other party, upon which request, the non-requesting party shall promptly confirm to the requesting party in writing (by a recordable instrument if requested by the requesting party) that this Agreement has been terminated.

7. Prorations and Adjustments.  Purchaser and Seller hereby acknowledge and agree that, except with respect to any tax escrows relating to the Property that are held by Seller pursuant to the Master Lease for which Purchaser shall receive a credit against the Purchase Price at Closing, there shall be no prorations or adjustments at Closing to the Purchase Price or to any amounts required to be paid at the Closing pursuant to the Termination Agreement.

8. Closing Costs.  Without limiting the terms of Section 9(c), Purchaser shall be responsible for the payment of (a) the fees and costs of Purchaser’s counsel and investment advisors representing it in connection with the Transactions, (b) the fees and expenses of Seller’s counsel representing it in connection with the Transactions and incurred on or prior to the date of this Agreement, and (c) all recording fees, transfer taxes, intangible taxes, documentary stamp taxes and title insurance costs payable in connection with the Transactions.  At Seller’s request, Purchaser shall pay upon demand the fees and expenses referenced in subsection (b) above and pay at Closing the amounts referenced in subsection (c) above.

9. Remedies.

(a) Purchaser Default.

(i) If Purchaser fails to perform any of its obligations under this Agreement that are required to be performed at or prior to Closing (including, without limitation, the payment of the balance of the Purchase Price and the payment of any amounts required to be paid by the terms of the Termination Agreement) and, in the case of any such failure that occurs prior to the Closing Date, such failure is not cured on or prior to the earlier of the Closing Date or three (3) days after Purchaser’s receipt of written notice of such failure from Seller (“Purchaser Default”), then Seller shall have any and all rights and remedies as may be available to it at law, in equity, under this Agreement or otherwise on account thereof, including, without limitation, if the Purchaser Default is Purchaser’s failure to close the Transactions contemplated by this Agreement or other material default, the right to terminate this Agreement by delivering written notice thereof to Purchaser, but  excluding, however, the right to seek special, punitive or consequential damages.

(ii) Notwithstanding the foregoing, in the event the Closing hereunder occurs and Purchaser fails to perform any of its obligations under this Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Seller shall have all rights and remedies at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages).

(b) Seller Default.

(i) If Seller fails to perform any of its obligations under this Agreement that are required to be performed at or prior to the Closing (including, without limitation, the delivery of the Deed) and, in the case of any such failure that occurs prior to the Closing Date, such failure is not cured on or prior to the earlier of the Closing Date or three (3) days after Seller’s receipt of written notice of such failure from Purchaser, then Purchaser shall have the right, as its sole and exclusive remedy for such failure, either to (x) terminate this Agreement by delivering written notice thereof to Seller, in which event neither party shall have any further obligations or liabilities hereunder except for those liabilities and obligations that expressly survive termination and except further that Seller shall be obligated to reimburse Purchaser for Purchaser’s reasonable out-of-pocket costs (not to exceed $100,000.00) incurred from and after the execution of this Agreement and in connection with preparing for the Closing, or (y) specifically enforce the terms of this Agreement.

(ii) Notwithstanding the foregoing, in the event the Closing hereunder occurs and Seller fails to perform any of its obligations under this Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Purchaser shall have all rights and remedies available at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages).

(c) Collection Costs.  If any legal action, arbitration or other similar proceeding is commenced to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to an award of its attorneys’ fees and expenses.  The phrase “prevailing party” shall include a party who receives substantially the relief desired whether by dismissal, summary judgment, judgment or otherwise.

(d) Survival.

(i) Closing. None of the terms and conditions of this Agreement shall survive the Closing, except Sections 4, 5, 6(e), 6(f), 6(g), 7, 8, 9, 10, 11, 12 and 13.

(ii) Termination.  None of the terms and conditions of this Agreement shall survive the termination of this Agreement, except Sections 4, 5, 6(f), 6(g), 8, 9, 10, 12(b) and 13.

(e) Relation to Leases.  Without limitation of Section 12 below, Seller and Purchaser agree that (i) nothing contained in this Agreement shall excuse either of them from performance of their respective duties and obligations under the Master Lease and the Brighton Lease, all of which shall remain in full force and effect (subject to the terms of the Termination Agreement, if the Closing occurs), and (ii) this Agreement shall (x) not preclude any party to the Master Lease or the Brighton Lease from exercising any right or remedy available to it under the Master Lease or the Brighton Lease and (y) not limit the damage remedies or other rights or remedies of any party to the Master Lease or the Brighton Lease under the Master Lease or the Brighton Lease.

10. Brokers.  Each of Seller and Purchaser represents to the other that it has not engaged or dealt with any broker, finder or investment advisor in connection with the sale of the Property or the other Transactions contemplated by this Agreement other than investment advisor(s) retained by it and covenants to pay any fees or other amounts owing to its investment advisor(s) on account of this Agreement or the Transactions.  Each of Seller and Purchaser shall indemnify, hold harmless and defend the other, its affiliates, and its and their officers, directors, affiliates, agents and employees, against and from all claims, demands, causes of action, judgments, and liabilities (including, without limitation, reasonable attorneys’ fees and costs) that arise from a breach of such parties’ respective representations and covenants set forth in this Section 10.

11. Casualty and Condemnation.  If, prior to Closing, any of the Improvements are damaged or destroyed, or a condemnation proceeding is commenced against any part of the Property (“Casualty or Condemnation”), then at the Closing, Seller shall pay to Purchaser all insurance proceeds and condemnation awards, if any, paid to Seller in connection with such Casualty or Condemnation that have not been used to restore the Property, and Seller shall assign to Purchaser all of its right, title and interest in any insurance proceeds or condemnation awards to be paid to it in connection with the Casualty or Condemnation.

12. Certain Warranties; Disclaimer and Release.

(a) Notwithstanding anything to the contrary contained in this Section 12, the purchase, sale and conveyance of the Property shall be made with the limited warranties to Purchaser contained in the Deed.

(b) Disclaimer.  Purchaser agrees that Purchaser is purchasing the Property in “AS IS”, “WHERE IS”, “WITH ALL FAULTS” condition, and, subject to Section 4 and to Section 12(a), without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller.  Without in any way limiting the generality of the immediately preceding sentence, Purchaser further acknowledges and agrees that, in entering into this Agreement and closing the Transactions hereunder, subject to Section 4 and to Section 12(a):

(i) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties or representations, express or implied, with respect to the Property or any portion thereof, the physical condition or repair or disrepair thereof, the value, profitability or marketability thereof or the title thereto, or of any of the appurtenances, facilities or equipment thereon;

(ii) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties, express or implied, of merchantability, habitability or fitness for a particular use;

(iii) As the tenant at the Property, Purchaser has had complete and sole possession of the Property for a substantial period of time and has accordingly had the opportunity to perform a full investigation of the Property prior to the date hereof, and Purchaser is fully satisfied with its opportunity to investigate the Property prior to the date hereof;

(iv) Purchaser has not relied upon any statement or representation by or on behalf of Seller unless such statement or representation is specifically set forth in this Agreement; and

(v) As of the date hereof, Purchaser has made such legal, factual and other inquiries and investigations as Purchaser has deemed necessary, desirable or appropriate with respect to the Property and the value and marketability thereof and of the appurtenances, facilities and equipment thereof.  Such inquiries and investigations of Purchaser are hereby deemed to include, without limitation, the physical components of all portions of the Improvements, the condition of repair of the Property or any portion thereof, such state of facts as a current title report and/or an accurate survey would show or disclose, and the present and future zoning, ordinances, resolutions and regulations of the city, county and state where the Improvements are located.

(c) Release.  Without in any way limiting the generality of the preceding Section 12(b), Purchaser specifically acknowledges and agrees that it hereby waives, releases and discharges any claim it has, might have had, or may have, against each of Seller and its affiliates, and its and their officers, directors, employees and agents, relating to, arising out of or with respect to (i) the condition of the Property, either patent or latent, (ii) Purchaser’s ability, or inability, to obtain or maintain temporary or final certificates of occupancy or other licenses for the use or operation of the Improvements, and/or certificates of compliance for the Improvements, (iii) the actual or potential income, or profits, to be derived from the Property, (iv) the real estate, or other, taxes or special assessments, now or hereafter payable on account of, or with respect to, the Property, (v) Purchaser’s ability or inability to demolish the Improvements or otherwise develop the Property, (vi) the environmental condition of the Property, (vii) any default or alleged default by Seller or its affiliates with respect to the Property under the Master Lease or the Brighton Lease, including, without limitation, any default or alleged default regarding the granting or withholding of Seller’s consent to any proposed sublease(s) with respect to all or any portion of the Property or the obtaining of any required governmental licenses, permits or approvals in connection with any such proposed sublease(s), or (viii) any other matter relating to the Property (other than the limited warranties contained in the Deed).

13. General Provisions.

(a) Entire Agreement.  This Agreement and exhibits hereto (i) constitute the entire agreement of Seller and Purchaser with respect to sale of the Property and (ii) supersede all prior or contemporaneous written or oral agreements, whether express or implied, related to the subject matter hereof.

(b) Amendments.  This Agreement may be amended only by a written agreement executed and delivered by Seller and Purchaser.

(c) Waivers.  No waiver of any provision or condition of, or default under, this Agreement by any party shall be valid unless in writing signed by such party.  No such waiver shall be taken as a waiver of any other or similar provision or of any future event, act, or default.

(d) Time.  Time is of the essence of this Agreement.  In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is not a Business Day, in which case it shall run to the next day that is a Business Day.  For the purpose of this Agreement, the term “Business Day” means any day other than (i) Saturday, (ii) Sunday, or (iii) any other day when federally insured banks in Chicago, Illinois or New York, New York are required or authorized to be closed.

(e) Unenforceability.  In the event that any provision of this Agreement shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Agreement, as circumstances require, and this Agreement shall be construed as if said provision had been incorporated herein as so limited, or as if said provision has not been included herein, as the case may be.

(f) Assignment.  This Agreement may not be assigned by Purchaser or Seller without the prior express written consent of the other party, which consent may be given or withheld in such party’s sole and absolute discretion, provided, however, that Purchaser shall be entitled to assign its interest hereunder to any subsidiary of Purchaser, provided that such assignment shall not relieve Purchaser of its obligations hereunder.

(g) Notices.  Any notices or other communications permitted or required to be given hereunder shall be in writing, shall be delivered personally, by reputable overnight delivery service, or by fax (provided a hard copy is delivered on the next Business Day by personal delivery or reputable overnight delivery service), and shall be addressed to the respective party as set forth in this Section 13(g).  All notices and communications shall be deemed given and effective upon receipt thereof.

To Seller:                                                      Ventas Realty, Limited Partnership
c/o Ventas, Inc.
10350 Ormsby Park Place, Suite 300
Louisville, Kentucky  40223
Attn:                           General Counsel
Fax:           (502) 357-9001

With copies to:                                                      Ventas Realty, Limited Partnership
10350 Ormsby Park Place, Suite 300
Louisville, Kentucky 40223
Attn:                      Lease Administrator
Fax:           (502) 357-9001

and

Barack Ferrazzano Kirschbaum
  & Nagelberg LLP
200 West Madison Street, Suite 3900
Chicago, Illinois  60606
Attn:                      Thomas H. Page, Esq.
Fax:           (312) 984-3150

To Purchaser:                                                                c/o Emeritus Corporation
3131 Elliott Avenue, #500
Seattle, Washington  98121
Attention:  Eric Mendelsohn
Facsimile:  (206) 357-7388

With a copy to:                                                      Pircher, Nichols & Meeks
900 North Michigan Avenue, Suite 1050
Chicago, Illinois  60611
Attention:  Real Estate Notices (JDL/MJK)
Facsimile:  (312) 915-3348

(h) Governing Law.  This Agreement shall be governed in all respects by the internal laws of the State where the Property is located without regard to the laws regarding conflicts of laws.

(i) Counterparts.  This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as a single instrument.

(j) Construction.  Seller and Purchaser agree that each party and its counsel have reviewed and approved this Agreement, and that any rules of construction that provide that ambiguities be resolved against the drafting party shall not be used in the interpretation of this Agreement or any amendments or exhibits hereto.  The words “include”, “including”, “includes” and any other derivation of “include” means “including, but not limited to” unless specifically set forth to the contrary. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.  The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or other subdivision. Headings of sections herein are for convenience of reference only, and shall not be construed as a part of this Agreement. Except to the extent expressly provided otherwise in this Agreement, references to “sections” or “subsections” in this Agreement shall refer to sections and subsections of this Agreement, and references to “exhibits” in this Agreement shall mean exhibits attached to this Agreement.

(k) No Recording.  Unless otherwise mutually agreed upon by the parties, neither Purchaser nor Seller shall record this Agreement or any memorandum  or other evidence thereof in any public records, and shall not cause or permit any other person to, record this Agreement or any memorandum or other evidence thereof in any public records.  If Purchaser violates the terms of this Section 13(k), then, upon Seller’s election, this Agreement shall be deemed ipso facto terminated on account of Purchaser’s default.  If Seller violates the terms of this Section 13(k), then, upon Purchaser’s election, this Agreement shall be deemed ipso facto terminated on account of Seller’s default.  Relative to the foregoing, each party agrees, at the written request of the other party, to execute a memorandum of this Agreement which consists in substance only of (i) a written notice for the public records of Seller’s agreement to sell, and Purchaser’s agreement to purchase, the Property and none of the other terms of this Agreement and (ii) an express agreement by Seller and Purchaser that such memorandum shall, automatically and without further action of the parties, expire and be of no further force or effect as of February 28, 2009, and, upon the execution of such a memorandum by the parties, either party may, at its expense and prior to February 28, 2009, record the same.

(l) Obligations Joint and Several.  Purchaser acknowledges that, if there is more than one Purchaser, each entity constituting Purchaser shall be jointly and severally liable for any and all obligations of Purchaser hereunder or under any instrument executed by Purchaser pursuant hereto.

(m) Public Announcement.  Seller and Purchaser agree to cooperate with each other to make joint and/or coordinated public announcements disclosing this Agreement and the Transactions contemplated hereby.

(n) Form of Payment.  All amounts required to be paid by Purchaser to, or as directed by, Seller pursuant to the terms hereof shall, unless otherwise directed by Seller in writing, be paid by federally insured wire transfer of immediately available funds.  Payments required by the terms hereof to be made on a particular date shall be deemed to have been timely made if Seller (or any alternate payee designated by Seller) receives such payment in the account specified in the wire transfer instructions, to be provided to Purchaser by Seller, not later than 2:00 p.m. Chicago time on the date specified for such payment.

(o) 1031 Exchange.  Purchaser recognizes and understands that this transaction may be part of a contemplated “like kind” exchange for Seller under §1031 of the Internal Revenue Code (the “Exchange”).  As such, Purchaser agrees to cooperate with Seller in effectuating the Exchange, which cooperation may include the execution of documents and the taking of other reasonable action, as is necessary in the opinion of Seller, to accomplish the Exchange; provided, however, that Purchaser shall not be required to assume any additional expense or liability in connection with, or as part of its cooperation with, the Exchange.  Purchaser specifically consents to Seller's assignment of its rights (but not its obligations) under this Agreement to a qualified intermediary (as defined in Treas. Regs. 1.1031(k)-1(g)(4)) in connection with a possible Exchange. The covenant contained in this Section 13(o) shall survive the Closing and shall not be merged into any instrument of conveyance delivered at Closing.

(p) Due Diligence Materials.  Upon Purchaser’s request, and to the extent in Seller’s possession or control, Seller shall promptly provide Purchaser with copies of any title policies, underlying title documents, surveys, environmental reports and other reports related to the physical condition of the Property.  Purchaser acknowledges and agrees that Seller makes no representation or warranty regarding the accuracy of the matters referenced in any such documents and other reports.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

PURCHASER:

EMERITUS CORPORATION, a Washington corporation

By:/s/ Eric Mendelsohn
Name:                      Eric Mendelsohn
Title:                      Senior VP – Corporate Development

SELLER:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:           Ventas, Inc.
Its:           Sole General Partner

By:/s/ T. Richard Riney
Name: T. Richard Riney
Its: Exec Vice President, Chief Administrative Officer and General Counsel

S - 1

EXHIBIT A

LAND

A - 1

EXHIBIT B

DEED
[THE FORM OF THIS DEED SHALL BE SUBJECT TO SUCH CHANGES AS MAY BE ADVISED BY SELLER’S LOCAL COUNSEL TO ENSURE RECORDABILITY AND ENFORCEABILITY]

Revenue Stamps:  $
Parcel Identifier Nos.:

Mail after recording to:

This instrument was prepared by:  Thomas H. Page, Esq., Barack Ferrazzano Kirschbaum & Nagelberg LLP, 200 West Madison Street, Suite 3900, Chicago, IL 60606

Brief Description for the index

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED made this ____ day of ____________, 200__, by and between

GRANTOR VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership 10350 Ormsby Park Place, Suite 300 Louisville, KY 40223	GRANTEE

The designation Grantor and Grantee as used herein shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

WITNESSETH, that the Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, by these presents does remise, release, and forever quitclaim unto the Grantee in fee simple, with no warranty of any kind except for the limited warranty set forth below, those certain lots or parcels of land situated in Alameda County, California and more particularly described on Exhibit A attached hereto and incorporated herein by this reference (collectively, the “Property”).

TO HAVE AND TO HOLD the Property and all privileges and appurtenances thereto belonging to the Grantee in fee simple.

AND the Grantor, for itself and its successors, does hereby warrant to Grantee that, as of the date of this conveyance, Grantor owned fee simple title to the Property free and clear of any mortgage or other lien securing borrowed indebtedness of Grantor and does hereby covenant, promise and agree, to and with the Grantee, that it has not done or suffered to be done anything whereby the Property is encumbered or charged with any easement, covenant, condition or restriction which runs with the land, except that such covenant, promise and agreement shall not apply to, and the Grantor shall not have any obligation to the Grantee on account of, any of the following:  (a) any matters affecting title to the Property of which the Grantee or its affiliates had knowledge as of July 25, 2008, including, without limitation, any such matters disclosed in the Grantor’s title policy dated __________ issued by ___________ relating to the Property, a copy of which has heretofore been delivered by the Grantor to the Grantee or its affiliates; (b) any matters affecting title to the Property that, pursuant to the terms of that certain Third Amended and Restated Master Lease Agreement dated July 25, 2008, as thereafter amended, between the Grantor and the Grantee and/or affiliates of the Grantee and relating, among other properties, to the Property, constitute “Permitted Encumbrances”, and/or (c) any matters affecting title to the Property that do not materially interfere with the current use of the Property by Grantee and/or its affiliates pursuant to the aforesaid lease instrument.

IN WITNESS WHEREOF, the Grantor has caused this instrument to be signed under seal in its name by its duly authorized officers the day and year first above written.

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:          Ventas, Inc., a Delaware                                                      corporation, its sole general partner
By:
Name: T. Richard Riney
Its: Executive Vice President, General Counsel, and Secretary

[CORPORATE SEAL]

SEAL- STAMP
STATE OF __________________,  _____________ COUNTY

I, _________________________, a Notary Public of the County and State aforesaid, certify that T. Richard Riney, as the Executive Vice President, General Counsel, and Secretary of Ventas, Inc., the sole general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, personally appeared before me this day and acknowledged the execution of the foregoing instrument as the act and deed of said limited partnership.

Witness my hand and official stamp or seal, this     __ day _____________, 200_.

My commission expires: _________________________

Notary Public

__________________

[NOTARIAL SEAL]

The foregoing Certificate(s) of  is certified to be correct. This instrument and this certificate are duly registered at the date and time and in the Book and Page shown on the first page hereof.

REGISTER OF DEEDS FOR _______________ COUNTY

By
       Deputy/Assistant-Register of Deeds

EXHIBIT A TO DEED

[Legal Description]

EXHIBIT C

PARTIAL LEASE TERMINATION AGREEMENT

PARTIAL LEASE TERMINATION AGREEMENT

BY AND AMONG

THE TENANT

AND

LANDLORD REFERENCED HEREIN

PARTIAL LEASE TERMINATION AGREEMENT

THIS PARTIAL LEASE TERMINATION AGREEMENT (hereinafter this “Agreement” ) is to be effective as of the ________ day of __________, 200_ (the “Effective Date”), and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“VRLP”), and VENTAS FRAMINGHAM, LLC, a Delaware limited liability company (“VF”) (VRLP and VF are referred to herein individually and collectively as “Landlord”), each having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and the Tenants that are signatories to this Agreement (referred to herein individually and collectively as “Tenant”), each having an office at c/o Emeritus Corporation, 3131 Elliott Avenue, Suite 500, Seattle, Washington  98121.

RECITALS

A. Landlord and Tenant are parties to that certain Third Amended and Restated Master Lease Agreement dated as of ___________ (as the same may have been amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”) demising to Tenant (i) the real property described on Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Terminated Property”), and (ii) multiple other properties.

B. Landlord and Tenant desire to terminate the Lease as it applies to the Terminated Property demised pursuant to the Lease, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1.	Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2.
Partial Lease Termination.  Effective as of the Effective Date, the Lease shall terminate with respect to the Terminated Property in accordance with the terms of Section 17.9 of the Lease (and on the same terms as if the Terminated Property was considered a Deleted Property that was being separated and removed from the Lease as of the Effective Date on account of a Casualty or Condemnation), and Tenant shall remain obligated to perform all of its indemnification obligations and other liabilities and obligations under the Lease that survive such termination in accordance with the terms of such Section 17.9, Section 23 of the Lease and any other applicable provisions of the Lease.

3.	No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

4.
Successors and Assigns.  This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, devisees, successors and assigns.

5.
Integrated Agreement; Modifications; Waivers.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral.  Each of the parties hereto acknowledges that it has not relied upon, in entering into this

Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement.  No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

6.
Headings and Captions.  The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

7.
Gender and Number.  As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

8.
Severability.  In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

9.
Counterparts.  This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

Witness: Name: Name:	LANDLORD: VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership By:Ventas, Inc., a Delaware corporation, as its general partner By: Name: T. Richard Riney Title: Executive Vice President
Witness: Name: Name:	VENTAS FRAMINGHAM, LLC, a Delaware limited liability company By: Name: T. Richard Riney Title: Executive Vice President

Witness: Name: Name:
TENANT:
SW ASSISTED LIVING, LLC
SUMMERVILLE AT MENTOR, LLC
SUMMERVILLE AT HERITAGE PLACE, LLC
SUMMERVILLE AT ATHERTON COURT LLC
SUMMERVILLE AT BARRINGTON COURT LLC
SUMMERVILLE AT ROSEVILLE GARDENS LLC
SUMMERVILLE AT GOLDEN POND LLC
SUMMERVILLE 3, LLC
SUMMERVILLE 5 LLC
SUMMERVILLE 14 LLC
SUMMERVILLE 15 LLC
SUMMERVILLE 16 LLC
SUMMERVILLE 17 LLC
Each of which entities is a Delaware limited liability company
By:
Name:                      Granger Cobb
Title:                      President of each of such entities

State of
County of

Before me a notary public in and for said county, personally appeared T. Richard Riney, known to me to be the person who, as Executive Vice President of Ventas, Inc., a Delaware corporation, in its capacity as the general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, executed the foregoing instrument, signed the same, and acknowledged to me that (s)he did so sign said instrument in the name and upon behalf of said corporation as such officer; that the same is his/her free act and deed as such officer, and the free and corporate act and deed of said corporation, in its capacity as the general partner, and on behalf, of such limited partnership.

In testimony whereof, I have hereunto subscribed my name and affixed my official seal (if official has one) at _____________________ this ____ day of ______________, 2008.

(Seal)

(signature of person taking acknowledgment)
(Title or rank)
(Serial number, if any)

State of
County of

Before me a notary public in and for said county, personally appeared T. Richard Riney, known to me to be the person who, as Executive Vice President of Ventas Framingham, LLC, a Delaware limited liability company, executed the foregoing instrument, signed the same, and acknowledged to me that (s)he did so sign said instrument in the name and upon behalf of said company as such officer; that the same is his/her free act and deed as such officer, and the free act and deed of said company.

In testimony whereof, I have hereunto subscribed my name and affixed my official seal (if official has one) at _____________________ this ____ day of ____________, 2008.

(Seal)

(signature of person taking acknowledgment)
(Title or rank)
(Serial number, if any)

State of
County of

Before me a notary public in and for said county, personally appeared Granger Cobb, known to me to be the person who, as President of SW Assisted Living, LLC, Summerville at Mentor, LLC, Summerville at Heritage Place, LLC, Summerville at Atherton Court LLC, Summerville at Barrington Court LLC, Summerville at Roseville Gardens LLC, Summerville at Golden Pond LLC, Summerville 3, LLC, Summerville 5 LLC, Summerville 14 LLC, Summerville 15 LLC, Summerville 16 LLC and Summerville 17 LLC, each of which entities is a Delaware limited liability company, signed the foregoing instrument, and acknowledged to me that (s)he did so sign said instrument in the name and upon behalf of each of said companies as such President; that the same is his/her free act and deed as such President, and the free act and deed of each of said companies.

In testimony whereof, I have hereunto subscribed my name and affixed my official seal (if official has one) at _____________________ this ____ day of ______________, 2008.

(Seal)

(signature of person taking acknowledgment)
(Title or rank)
(Serial number, if any)

EXHIBIT A

EXHIBIT D

TERMINATION OF MEMORANDUM OF LEASE

THIS INSTRUMENT PREPARED BY:

Thomas H. Page
Barack Ferrazzano Kirschbaum
   & Nagelberg LLP
200 West Madison Street, Suite 3900
Chicago, Illinois  60606

AFTER RECORDING, RETURN TO:

Thomas H. Page
Barack Ferrazzano Kirschbaum
   & Nagelberg LLP
200 West Madison Street, Suite 3900
Chicago, Illinois  60606

TERMINATION OF MEMORANDUM OF LEASE

BY AND AMONG

THE TENANT

AND

LANDLORD REFERENCED HEREIN

Facility Name:
Property Address:

TERMINATION OF MEMORANDUM OF LEASE

KNOW ALL MEN BY THESE PRESENTS, that this Termination of Memorandum of Lease (hereinafter this “Termination”) is to be effective as of the ________ day of __________, 200_ (the “Effective Date”), and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“VRLP”), and VENTAS FRAMINGHAM, LLC, a Delaware limited liability company (“VF”) (VRLP and VF are referred to herein individually and collectively as “Landlord”), each having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and the Tenants that are signatories to this Termination (referred to herein individually and collectively as “Tenant”), each having an office at c/o Emeritus Corporation, 3131 Elliott Avenue, Suite 500, Seattle, Washington  98121.

RECITALS

C. Landlord and Tenant are parties to that certain Third Amended and Restated Master Lease Agreement dated as of ___________ (as the same may have been amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”) demising to Tenant (i) the real property described on Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Premises”), and (ii) multiple other properties.

D. A Memorandum of Lease relating to the Lease as it affects the Premises was heretofore filed for record on ______________ in Book _____ at Page _______, among the official records of ___________ County, __________________ (the “Memorandum”).

E.	The Lease has been terminated with respect to the Premises, and Landlord and Tenant accordingly desire to have the Memorandum terminated and released of record.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1.	Landlord and Tenant hereby terminate and release the Memorandum.

2.
This Termination is being executed and recorded solely to give notice that the Lease has been terminated with respect to the Premises, and to terminate the Memorandum and release said Memorandum of record.

3.	This Termination may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed these presents with an intended effective date as set forth in the preamble to this Termination.

Witness: Name: Name:	LANDLORD: VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership By:Ventas, Inc., a Delaware corporation, as its general partner By: Name: T. Richard Riney Title: Executive Vice President
Witness: Name: Name:	VENTAS FRAMINGHAM, LLC, a Delaware limited liability company By: Name: T. Richard Riney Title: Executive Vice President
Witness: Name: Name:
TENANT:
SW ASSISTED LIVING, LLC
SUMMERVILLE AT MENTOR, LLC
SUMMERVILLE AT HERITAGE PLACE, LLC
SUMMERVILLE AT ATHERTON COURT LLC
SUMMERVILLE AT BARRINGTON COURT LLC
SUMMERVILLE AT ROSEVILLE GARDENS LLC
SUMMERVILLE AT GOLDEN POND LLC
SUMMERVILLE 3, LLC
SUMMERVILLE 5 LLC
SUMMERVILLE 14 LLC
SUMMERVILLE 15 LLC
SUMMERVILLE 16 LLC
SUMMERVILLE 17 LLC
Each of which entities is a Delaware limited liability company
By:
Name:                      Granger Cobb
Title:             President of each of such entities

State of

County of

Before me a notary public in and for said county, personally appeared T. Richard Riney, known to me to be the person who, as Executive Vice President of Ventas, Inc., a Delaware corporation, in its capacity as the general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, executed the foregoing instrument, signed the same, and acknowledged to me that (s)he did so sign said instrument in the name and upon behalf of said corporation as such officer; that the same is his/her free act and deed as such officer, and the free and corporate act and deed of said corporation, in its capacity as the general partner, and on behalf, of such limited partnership.

In testimony whereof, I have hereunto subscribed my name and affixed my official seal (if official has one) at _____________________ this ____ day of ______________, 2008.

(Seal)

(signature of person taking acknowledgment)
(Title or rank)
(Serial number, if any)

State of

County of

Before me a notary public in and for said county, personally appeared T. Richard Riney, known to me to be the person who, as Executive Vice President of Ventas Framingham, LLC, a Delaware limited liability company, executed the foregoing instrument, signed the same, and acknowledged to me that (s)he did so sign said instrument in the name and upon behalf of said company as such officer; that the same is his/her free act and deed as such officer, and the free act and deed of said company.

In testimony whereof, I have hereunto subscribed my name and affixed my official seal (if official has one) at _____________________ this ____ day of ____________, 2008.

(Seal)

(signature of person taking acknowledgment)
(Title or rank)
(Serial number, if any)

State of

County of

Before me a notary public in and for said county, personally appeared Granger Cobb, known to me to be the person who, as President of SW Assisted Living, LLC, Summerville at Mentor, LLC, Summerville at Heritage Place, LLC, Summerville at Atherton Court LLC, Summerville at Barrington Court LLC, Summerville at Roseville Gardens LLC, Summerville at Golden Pond LLC, Summerville 3, LLC, Summerville 5 LLC, Summerville 14 LLC, Summerville 15 LLC, Summerville 16 LLC and Summerville 17 LLC, each of which entities is a Delaware limited liability company, signed the foregoing instrument, and acknowledged to me that (s)he did so sign said instrument in the name and upon behalf of each of said companies as such President; that the same is his/her free act and deed as such President, and the free act and deed of each of said companies.

In testimony whereof, I have hereunto subscribed my name and affixed my official seal (if official has one) at _____________________ this ____ day of ______________, 2008.

(Seal)

(signature of person taking acknowledgment)
(Title or rank)
(Serial number, if any)

EXHIBIT A

[Legal description]

EXHIBIT E

BILL OF SALE AND ASSIGNMENT

FOR VALUE RECEIVED, Ventas Realty, Limited Partnership, a Delaware limited partnership (“Seller”), hereby transfers and assigns to _____________, a ______________ (“Purchaser”), all of Seller’s right, title and interest, if any, in the following (collectively, the “Personal Property”):  (a) the tangible personal property located on the land described in Exhibit A attached hereto and made a part hereof (the “Land”) or in any buildings, structures, fixtures or other improvements located on the Land (the “Improvements”); (b) all transferable warranties or guaranties held by Seller, if any, to the extent relating to the Land or the Improvements, including, without limitation, any construction related warranties or guaranties held by Seller, if any; (c) to the extent assignable, all licenses, certificates, authorizations, approvals, building permits, and other applicable permits and licenses issued by any governmental authority and held by Seller, if any, to the extent relating to the ownership (as opposed to the operation or occupancy) of the Land or the Improvements; (d) all plans and specifications (including architectural, mechanical, plumbing, landscaping, engineering, and electrical plans and specifications), zoning files, drawings, working drawings, plans, site plans, mechanical drawings, and specifications related to the construction or landscaping of the Improvements, if any, that Seller owns and has in its possession; and (e) any pending challenges relating to property taxes assessed against the Land or Improvements and any property tax refunds for previous years’ property tax payments.

This Bill of Sale and Assignment is delivered pursuant to the terms of that certain Agreement for Sale of Real Estate dated as of July 25, 2008 between Seller and Emeritus Corporation (the “Sale Agreement”).  The Personal Property, if any, is transferred in “AS IS”, “WHERE IS”, “WITH ALL FAULTS” condition, and without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller, and otherwise in accordance with the terms of the Sale Agreement, except that Seller warrants to Purchaser that its right, title and interest, if any, in the Personal Property is not encumbered by any lien or security interest securing borrowed indebtedness of Seller.

[Signature Page Follows]

E - 1

IN WITNESS WHEREOF, Seller has executed this Bill of Sale and Assignment as of the ______ day of ____________, 200__.

SELLER:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:           Ventas, Inc.
Its:           Sole General Partner

By:
Name:               T. Richard Riney
Its:	Executive Vice President, General Counsel, and Secretary

E - 2

EXHIBIT F

FORM OF SELLER’S AFFIDAVIT

AFFIDAVIT
For Extended Coverage
(Partnership)

TO BE SIGNED BY SELLER OR MORTGAGOR IN CONNECTION WITH A TITLE INSURANCE POLICY TO BE ISSUED BY:

First American Title Insurance Company

STATE OF:
COUNTY OF:
DATE:   ____, 200__

BEFORE ME, the undersigned authority, personally appeared T. Richard Riney, who being by me first duly sworn, deposes and says, subject to the limitations contained in paragraph 2 below:

1.
That he is General Counsel of Ventas, Inc., the sole general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership (the “Partnership"); and that he has the authority to make this Affidavit on behalf of said general partner, in its capacity as the general partner of said Partnership.

2.
That, according to, and based solely upon, a title insurance policy or policies previously issued to the Partnership by Chicago Title Insurance Company, the Partnership owns the property described in the commitments described on "Schedule A" attached hereto (collectively, the “Commitment”), provided, however, that, notwithstanding anything to the contrary in this Affidavit, affiant and the Partnership shall not be responsible or held liable for any error in any such policy or policies or any error in this Affidavit caused by any error in any such policy or policies or for any other matter insured against by the terms of any such policy or policies.

3.
That the above described property is free and clear of any mortgage or other lien securing borrowed indebtedness of the Partnership, excepting those referred to in the above-referenced Commitment for Title Insurance.

4.	That, to the best of affiant’s actual knowledge, no judgment or decree has been entered against the Partnership in any court of this state or the United States which remains unsatisfied.

5.
That, to the best of affiant’s actual knowledge, there are no matters pending against the Partnership that could give rise to a lien that would attach to the above-described property between the latest certification date of the commitment and the earlier of _____ or the recording of the interest of the purchaser, lender or lessee, and that, during such period, the Partnership has not and will not  by its actions create or suffer to exist any lien or encumbrance against the above described property (not including any of the same created or suffered to exist due to the actions of the Partnership’s tenants, _________________________, or persons or entities claiming through them) or execute any instrument that would adversely affect the title or interest to be insured other than instruments to effectuate the closings in connection with which this Affidavit is given.

7.	That this Affidavit is also made for the purpose of inducing First American Title Insurance Company to insure the title of said purchaser, lender or lessee.

8.	That Ventas, Inc. is the sole general partner of the Partnership.

9.
Affiant further states that he is familiar with the nature of an oath and with the penalties, as provided by the laws of the State aforesaid, for falsely swearing to statements made in an instrument of this nature.  Affiant further certifies that he has read the full facts of this Affidavit and understands its meaning.

10.	Affiant hereby certifies that:

a)	The Partnership is not a foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

b)	The Partnership's U.S. Taxpayer Identification number is: 61-1324573

c)	The Partnership's office address is: _______________.

d)
The undersigned understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

Ventas Realty, Limited Partnership

By:           Ventas, Inc.

By:
      T. Richard Riney, its general counsel

STATE OF

COUNTY OF

The foregoing instrument was acknowledged, sworn to and subscribed before me this _____ day of______________, 200__, by T. Richard Riney, as the _______________ of Ventas, Inc., a Delaware corporation, acting in its capacity as the general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership.  He is personally known to me or has produced ___________________________ as identification.

(Signature of Acknowledger)

(Typed Name of Acknowledger - Title or Rank)

My commission expires: (Seal)

SECRETARY’S CERTIFICATE

I, T. Richard Riney, the Secretary of VENTAS, INC., a Delaware corporation (the “Company”), DO HEREBY CERTIFY as follows:

1.	The Company is the sole general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Ventas LP”).

2.
There has been no amendment to the First Amended and Restated Agreement of Limited Partnership of Ventas LP dated as of __________, which agreement is in full force and effect on the date hereof, except _______________.

3.
Attached hereto as Exhibit A is a true and correct copy of resolutions duly adopted by unanimous written consent of the Board of Directors of the Company on ________, 200__, with respect to the execution, delivery and performance by each of the Company and Ventas LP of the Agreement for Sale of Real Estate, among Ventas LP and _______________________________.  Said resolutions have not been amended, annulled, rescinded or revoked and are still in full force and effect.  Said unanimous written consent has been filed with the minutes of the Board of Directors of the Company.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

WITNESS my hand as of this ____ day of ____, 200__.

Name:                      T. Richard Riney
Title:                      Secretary

SUBSCRIBED AND SWORN TO
before me this ____ day of ____, 200__.

My Commission Expires:

Notary Public